UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

DATE OF REPORT (Date of earliest event reported)         June 2, 2000

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4951 Indiana Avenue, Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Restated Financial Statements

On February 29, 2000, the Company merged with SALIX Technologies, Inc. ("SALIX"), a developer of class independent switching solutions that enable service providers to offer next-generation, converged services, such as voice-over-ATM ("VoATM"), voice-over-IP ("VoIP") and Internet services in a transaction accounted for as a pooling of interests.

The Company has restated selected sections of its 1999 Annual Report included in its Form 10-K for the year ended December 31, 1999, to include the combined operating results, financial position and cash flows of SALIX, as though they had always been a part of the Company, as is contained herein as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 23.1 - Consent of Ernst & Young, LLP
     Exhibit 27.1 - Restated Financial Data Schedule 12/31/99
     Exhibit 27.2 - Restated Financial Data Schedule 1/1/99
     Exhibit 27.3 - Restated Financial Data Schedule 1/2/98
     Exhibit 99.1 - Restated Selected Sections of 1999 Annual Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                     (Registrant)

                             /s Robert E. Swininoga
                           Robert E. Swininoga
                        Vice President and
                                      Principal Accounting Officer

June 2, 2000
(Date)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young, LLP
27.1	Restated Financial Data Schedule - 12/31/99
27.2	Restated Financial Data Schedule - 1/1/99
27.3	Restated Financial Data Schedule - 1/2/98
99.1	Restated Selected Sections of 1999 Annual Report